UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2022, Nasdaq, Inc. (“Nasdaq”) issued a press release providing financial results for the second quarter of 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At Nasdaq’s 2022 annual meeting of shareholders on June 22, 2022, Nasdaq’s shareholders approved a certificate of amendment to Nasdaq’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock in connection with a three-for-one stock split of Nasdaq’s common stock in the form of a stock dividend (the “Charter Amendment”). As previously disclosed, the Charter Amendment was also subject to the approval of the Securities and Exchange Commission (the “SEC”). The Charter Amendment was approved by the SEC on June 15, 2022. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on July 19, 2022.

Each Nasdaq shareholder of record at the close of business on August 12, 2022 (the “Stock Dividend Record Date”) will receive, after the close of business on August 26, 2022, two additional shares for every one share held as of the Stock Dividend Record Date. Trading is expected to begin on a split-adjusted basis on August 29, 2022.

This description of the Charter Amendment is not complete and is qualified in its entirety by reference to the text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On July 20, 2022, Nasdaq posted slides to be used in its earnings presentation for the second quarter of 2022 on its website at http://ir.nasdaq.com/.

Item 8.01. Other Events.

On July 20, 2022, Nasdaq issued a press release announcing the declaration of (i) a 3-for-1 stock split in the form of a stock dividend and (ii) a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Nasdaq’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 19, 2022.

99.1	Press release dated July 20, 2022 relating to financial results for the second quarter of 2022.

99.2	Press release dated July 20, 2022 relating to the declaration of (i) a 3-for-1 stock split in the form of stock dividend and (ii) a quarterly cash dividend.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of Nasdaq’s filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2022	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer